ReliaStar Life Insurance Company of New York and its Separate Account NY-B

ING Rollover ChoiceSM – NY Variable Annuity

Supplement dated February 15, 2012 to the Contract Prospectus dated May 1, 2009, as amended

The following information amends certain information contained in your variable annuity Contract Prospectus.
Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	Effective December 31, 2011, ING Investment Management Co. merged with and into ING Investment
Management Co. LLC. Accordingly, all references in the Contract Prospectus to ING Investment Management
Co. are deleted and replaced with ING Investment Management Co. LLC.

2.	Effective on or about February 21, 2012, ING Investment Management Co. LLC will replace Neuberger
Berman Fixed Income LLC as subadviser for the ING U.S. Bond Index Portfolio. Accordingly, all references in the Contract Prospectus to Neuberger Berman Fixed Income LLC as subadviser for the ING U.S. Bond Index
Portfolio are replaced with ING Investment Management Co. LLC.

The portfolio’s investment objective and principal investment strategies will not change as a result of the subadviser change.

X.139695-11B	February 2012